Exhibit 1.1

2,000,000 Shares

SITIME CORPORATION

Common Stock

($0.0001 Par Value Per Share)

UNDERWRITING AGREEMENT

November 9, 2021

Barclays Capital Inc.

Credit Suisse Securities (USA) LLC

Stifel, Nicolaus & Company, Incorporated

As Representatives of the

several Underwriters named in

Schedule I hereto

c/o	Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

c/o	Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

c/o	Stifel, Nicolaus & Company, Incorporated

787 Seventh Avenue, 11th Floor

New York, NY 10019

Ladies and Gentlemen:

SiTime Corporation, a Delaware corporation (the “Company”), and MegaChips Corporation, a corporation organized under the laws of Japan (“MegaChips” or the “Selling Stockholder”) propose to sell to the several underwriters (the “Underwriters”) named on Schedule I hereto for whom you are acting as representatives (the “Representatives”), an aggregate of 2,000,000 shares (the “Firm Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), of which 1,000,000 shares will be sold by the Company and 1,000,000 shares will be sold by the Selling Stockholder. The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names on Schedule I hereto. The Company and the Selling Stockholder are sometimes referred to collectively herein as the “Sellers.” The Company also proposes to sell at the Underwriters’ option an aggregate of up to 300,000 additional shares of the Company’s Common Stock (the “Option Shares”) as set forth below.

As the Representatives, you have advised the Company and the Selling Stockholder that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names on Schedule I hereto, plus their pro rata portion of the Option Shares if you elect to exercise the option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the “Shares”.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. Representations and Warranties of the Company.

The Company represents and warrants to each of the Underwriters as follows:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-253139) covering the public offering and sale of certain securities (the “Shelf Securities”) under the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, including the Shares, to be issued from time to time by the Company or sold by any selling stockholders, which automatic shelf registration statement became effective under Rule 462(e) under the Rules and Regulations. The registration statement as amended to the date of this equity underwriting agreement (this “Agreement”), including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement”, and the related prospectus covering the Shelf Securities dated February 16, 2021 in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Shares in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Act) is hereinafter referred to as the “Prospectus,” and the term “Preliminary Prospectus” means any preliminary form of the Prospectus.

(b) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date, as the case may be, neither (i) the General Use Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule II hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 14 hereof.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 7:35 p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)) that is identified on Schedule III hereto.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus”, as defined in Rule 433 under the Act, including without limitation any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations (“Rule 405”)) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) excepted from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Statutory Prospectus” means the Basic Prospectus, as supplemented by the preliminary prospectus supplement dated November 8, 2021.

As used herein, the terms “Registration Statement,” “Basic Prospectus,” “Preliminary Prospectus,” “General Disclosure Package,” “Statutory Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement,” “amendment,” and “amend” as used herein with respect to the “Registration Statement,” “Basic Prospectus,” “Preliminary Prospectus,” “General Disclosure Package,” “Statutory Prospectus” and “Prospectus” shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

(c) The Company is a well-known seasoned issuer (as defined in Rule 405). The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and the Shares have been and remain eligible for registration by the Company on such automatic shelf registration statement. No stop order suspending the effectiveness of the Registration Statement has been issued under the Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information. The Registration Statement, at the time of its effectiveness, each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the Rules and Regulations, the Applicable Time, the Closing Date and any Option Closing Date complied and will comply in all material respects with the requirements of the Act and the Rules and Regulations. Each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, and, in each case, at the Applicable Time, the Closing Date and any Option Closing Date complied and will comply in all material respects with the requirements of the Rules and Regulations and each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) (A) At the time of filing the Registration Statement and (B) as of the date hereof (with such date being used as the determination date for purposes of this clause (B), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares as contemplated by the Registration Statement.

(f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the subsidiaries of the Company (collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation, limited liability company or similar entity in good standing under the laws of the jurisdiction of its organization with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification except where the failure to be so qualified would not have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(g) From the time of the initial confidential submission of the Company’s Registration Statement on Form S-1 to the Commission relating to its initial public offering (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Act.

(h) The outstanding shares of Common Stock of the Company, including all shares to be sold by the Selling Stockholder, have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive or similar rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

(i) The information set forth under the caption “Capitalization” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct. All of the Shares conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not: issued any securities; incurred any liability or obligation, direct or contingent, for borrowed money; or declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(j) The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, at the time they were or hereafter are filed with the Commission, conformed or will conform, in all respects to the requirements of the Exchange Act, or the Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendments thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), on the Closing Date or any Option Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 14 hereof.

(k) No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Shares.

(l) The Company has not engaged in any Testing-the-Waters Communication in connection with the offer and sale of the Shares.

(m) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 5(b) hereof. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(n) The consolidated financial statements of the Company and its consolidated subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Act and present fairly, in all material respects, the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with United States generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act, and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(o) BDO USA, LLP, who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, Statutory Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) as required by the Act.

(p) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and The Nasdaq Global Select Market thereunder (collectively, the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company or any of the Company’s directors or officers to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply (including Section 402 related to loans) and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect if and to the extent such provisions become applicable to the Company. As of the date of the filing of the Registration Statement, there were no outstanding personal loans made, directly or indirectly, by the Company to any director or executive officer of the Company.

(q) There is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, or to which any property of the Company or its subsidiaries is, or to the knowledge of the Company, would reasonably be expected to be, subject, before any court or regulatory or administrative agency or otherwise which if determined adversely to the Company or any of its subsidiaries would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no current or pending legal, governmental, administrative or regulatory investigations, actions, suits, claims or proceedings that are required under the Act to be described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so described in the Registration Statement, the General Disclosure Package or the Prospectus. There are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the General Disclosure Package or the Prospectus.

(r) The Company and its subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or would, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus, with such exceptions as do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries.

(s) The Company and its subsidiaries have filed all U.S. federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve or accrual has been established in accordance with GAAP. To the Company’s knowledge, all tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

(t) Since the date of the most recent financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and its subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or its subsidiaries, other than transactions in the ordinary course of business and changes, developments and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, and neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(u) Neither the Company nor any of its subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of its certificate or articles of incorporation, charter, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable, in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any subsidiary, or any of their properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary or any of their respective properties is bound, or (B) of the certificate of incorporation or formation, articles of incorporation or association, charter, by-laws or other organizational documents, as applicable, of the Company or (C) any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any subsidiary, or any of their properties or assets, except in the case of clauses (A) and (C), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(w) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws).

(x) Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and its subsidiaries (i) hold all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of their business, are in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (iii) have not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License.

(y) The Company and its subsidiaries own or possess the right to use all patents, inventions, trademarks, trade names, service marks, logos, trade dress, designs, data, database rights, Internet domain names, rights of privacy, rights of publicity, copyrights, works of authorship, license rights, trade secrets, know-how and proprietary information (including unpatented and unpatentable proprietary or confidential information, inventions, systems or procedures) and other industrial property and intellectual property rights, as well as related rights, such as moral rights and the right to sue for all past, present and future infringements or misappropriations of any of the foregoing, and registrations and applications for registration of any of the foregoing (collectively, “Intellectual Property”) necessary to conduct their business as presently conducted and currently contemplated to be conducted in the future, except where any failure to own or possess such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries, whether through their respective products and services or the conduct of their respective businesses, has infringed, misappropriated, conflicted with or otherwise violated, or is currently infringing, misappropriating, conflicting with or otherwise violating, and none of the Company or the Subsidiaries have received any communication or notice of infringement of, misappropriation of, conflict with or violation of, any Intellectual Property of any other person or entity, where such infringements, misappropriations, conflicts or violations would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries has received any communication or notice alleging that by conducting their business as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, such parties would infringe, misappropriate, conflict with, or violate, any of the Intellectual Property of any other person or entity. The Company has no knowledge of infringement, misappropriation or violation by others of Intellectual Property owned by or licensed to the Company or the Subsidiaries. The Company and its Subsidiaries have taken all reasonable steps necessary to secure their interests in such Intellectual Property from their employees and contractors and to protect the confidentiality of all of their confidential information and trade secrets.

(z) None of the Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or the Subsidiaries has been obtained or is being used by the Company or the Subsidiaries in violation of any contractual obligation binding on the Company or any of the Subsidiaries or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons. The Company and the Subsidiaries own or have a valid right to access and use all material computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company and the Subsidiaries (the “Company IT Systems”). The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operations of the Company and the Subsidiaries as currently conducted and as set forth in the Registration Statement, the General Disclosure Package and the Prospectus. The Company and the Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all Company IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and the Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of Company IT Systems and Personal Data and to the protection of such Company IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(aa) Neither the Company nor, to the Company’s knowledge, any of its affiliates (including MegaChips, for the avoidance of doubt), has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act.

(bb) Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Shares contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, the General Disclosure Package and the Prospectus, will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “1940 Act”).

(cc) The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. There are no material weaknesses in the Company’s internal control over financial reporting, and there has been no change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(dd) The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act), the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations under the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(ee) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate in all material respects, and such data agree with the sources from which they are derived.

(ff) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including without limitation, those of Title 18 U.S. Code section 1956 and 1957, the Bank Secrecy Act of 1970, otherwise known as the Currency and Foreign Transactions Reporting Act, as amended, the money laundering statutes of all jurisdictions where the Company or any of its Subsidiaries conducts business, the rules and regulations thereunder, and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency having jurisdiction over the Company or any of the Subsidiaries, and any international anti-money laundering guidelines, principles or procedures issued by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, and any Executive Order, directive, or regulation pursuant to the authority or to the enforcement of any of the foregoing, or any orders or licenses issued thereunder (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(gg) Neither the Company nor any of the Subsidiaries, nor any director, officer, or employee of the Company or any of the Subsidiaries, nor, to the Company’s knowledge, any agent, other affiliate or other person associated with or acting on behalf of the Company or any of the Subsidiaries, or benefiting in any capacity in connection with this Agreement, is currently the subject or the target of any sanctions administered or imposed by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. Department of Commerce, or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any similar sanctions imposed by any governmental body to which the Company or any of its Subsidiaries is subject (collectively, “Sanctions”)), nor is owned or controlled by an individual or entity that is currently the subject or target of any Sanctions, nor is located, organized or resident in a country or territory that is the subject of Sanctions (a “Sanctioned Country”) (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria); nor is designated as a ‘specially designated national’ or a ‘blocked person’ by the U.S. Government. Neither the Company nor its Subsidiaries have engaged in during the past five years, are not now engaged in, and will not engage in, any prohibited dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country; and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitating, is the subject or target of Sanctions; (ii) to fund or facilitate any activities of or business in any Sanctioned Country in violation of Sanctions; or (iii) in any other manner that will result in a Sanctions violation by any person (including any person participating in the transaction, whether as an initial purchaser, underwriter, advisor, investor or otherwise).

(hh) Neither the Company nor any of the Subsidiaries, nor any director, officer, or employee of the Company or any of the Subsidiaries, nor, to the Company’s knowledge, any agent, other affiliate or other person associated with or acting on behalf of the Company or any of the Subsidiaries: has used any funds for any unlawful contribution, gift, property, entertainment or other unlawful expense related to political activity; has made, taken or will take any action to further or facilitate any offer, payment, gift, promise to pay, or any offer, gift or promise of anything else of value, directly or indirectly, to any person knowing that all or a portion of the payment will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business for the Company or its Subsidiaries, or to secure an improper advantage for the Company or its Subsidiaries; has made, offered, taken, or will make, offer or take any act in furtherance of any bribe, unlawful rebate, payoff, influence payment, property, gift, kickback or other unlawful payment; or is aware of, has taken, or will take any action, directly or indirectly, that would result in a violation of any provision of the Bribery Act 2010 of the United Kingdom, the OECD Convention on Bribery of Foreign Public Officials in International Business Transactions, the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations there under. The Company, the Subsidiaries and their affiliates have each conducted their businesses in compliance with all applicable anti-bribery and anti-corruption laws and/or regulations and have instituted and maintain policies and procedures reasonably designed to promote and ensure continued compliance with all applicable anti-bribery and anti-corruption laws and with the representation and warranty contained herein. The Company, the Subsidiaries and their affiliates will not, directly or indirectly, use the proceeds of the offering and sale of the Shares or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other person or entity for the purpose of financial or facilitating any activity that would violate the laws and regulations as referred to in section (iv) above.

(ii) The Company and each of the Subsidiaries carry, or are covered by, insurance, from insurers of recognized financial responsibility, in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of their respective businesses and the value of their respective properties and as is prudent and customary for similarly-situated companies engaged in similar businesses; neither the Company nor any of the Subsidiaries have been refused any coverage under insurance policies sought or applied for; and the Company and the Subsidiaries have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(jj) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have liability (each a “Plan”) is in compliance in all material respects with all presently applicable statutes, rules and regulations, including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (as defined in Section 4043 of ERISA) has occurred for which the Company or any member of its Controlled Group would have any liability; and (b) neither the Company nor any member of its Controlled Group has incurred or expects to incur liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (iii) no Plan which is or is to be subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(kk) There are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders.

(ll) Except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: the Company and each Subsidiary have complied and are in compliance, in all material respects, with all applicable federal, state, local, foreign and international laws (including the common law), statutes, rules, regulations, orders, judgments, decrees or other legally binding requirements of any court, administrative agency or other governmental authority relating to pollution or to the protection of the environment, natural resources or human health or safety, or to the manufacture, use, generation, treatment, storage, disposal, release or threatened release of hazardous or toxic substances, pollutants, contaminants or wastes, or the arrangement for such activities (“Environmental Laws”); the Company and each Subsidiary have obtained and are in compliance, in all material respects, with all permits, licenses, authorizations or other approvals required of them under Environmental Laws to conduct their respective businesses and are not subject to any action to revoke, terminate, cancel, limit, amend or appeal any such permits, licenses, authorizations or approvals; neither the Company nor any Subsidiary is a party to any judicial or administrative proceeding (including a notice of violation) under any Environmental Laws (a) to which a governmental authority is also a party and which involves potential monetary sanctions, unless it could reasonably be expected that such proceeding will result in monetary sanctions of less than $100,000, or (b) which is otherwise material; and no such proceeding has been threatened or is known to be contemplated; neither the Company nor any Subsidiary has received notice or is otherwise aware of any pending or threatened material claim or potential liability under Environmental Laws in respect of its past or present business, operations (including the disposal of hazardous substances at any off-site location), facilities or real property (whether owned, leased or operated) or on account of any predecessor or any person whose liability under any Environmental Laws it has agreed to assume; and neither the Company nor any Subsidiary is aware of any facts or conditions that could reasonably be expected to give rise to any such claim or liability; and neither the Company nor any Subsidiary is aware of any matters regarding compliance with existing or reasonably anticipated Environmental Laws, or with any liabilities or other obligations under Environmental Laws (including asset retirement obligations), that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its Subsidiaries.

(mm) The Shares have been approved for listing subject to notice of issuance on The Nasdaq Global Select Market (the “Exchange”).

(nn) There are no relationships, direct or indirect, or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Registration Statement and the Prospectus which have not been described in such documents and the General Disclosure Package as required.

(oo) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(pp) No material labor disturbance by or dispute with employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

(qq) Neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, MegaChips is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of the Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

2. Representations and Warranties of the Selling Stockholder.

The Selling Stockholder represents and warrants as follows:

(a) The Selling Stockholder now has, and at the Closing Date (as hereinafter defined) will have, good and marketable title to the Firm Shares to be sold by the Selling Stockholder, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Firm Shares.

(b) Upon payment for the Firm Shares to be sold by the Selling Stockholder pursuant to this Agreement, delivery of such Firm Shares, as directed by the Representatives, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Firm Shares in the name of Cede or such other nominee and the crediting of such Firm Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Firm Shares), (A) DTC shall be a “protected purchaser” of such Firm Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Firm Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Firm Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Firm Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(c) The Selling Stockholder has full right, power and authority to execute and deliver this Agreement, the Power of Attorney and the Custody Agreement referred to below and to perform its obligations under such agreements. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder. Each of the Power of Attorney and the Custody Agreement, in the forms heretofore furnished to the Representatives (respectively, the “Power of Attorney” and the “Custody Agreement”) has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and are valid and binding agreements of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principle.

(d) The execution and delivery by the Selling Stockholder of this Agreement and the consummation by the Selling Stockholder of the transactions herein contemplated and the fulfillment by the Selling Stockholder of the terms hereof will not (i) require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws, Blue Sky laws or Financial Instruments and Exchange Law of Japan), (ii) result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of the Selling Stockholder, or (iii) result in a breach of any indenture, mortgage, deed of trust or other agreement or instrument to which the Selling Stockholder is a party, or of any order, rule or regulation applicable to the Selling Stockholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, except in the case of clause (iii) for such consents, approvals, authorizations, orders or breaches that would not have a material adverse effect on the ability of the Selling Stockholder to perform its obligations under this Agreement and consummate the transactions contemplated hereby.

(e) The Selling Stockholder is a joint-stock corporation (kabushiki kaisha) with limited liability, duly incorporated, validly existing and registered under the Laws of Japan.

(f) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, the Selling Stockholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

(g) The sale of the Firm Shares by the Selling Stockholder pursuant hereto is not prompted by any material information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement, the General Disclosure Package and the Prospectus or the documents incorporated by reference therein.

(h) As of the Applicable Time and as of the Closing Date, neither (i) the General Disclosure Package nor (ii) any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this paragraph 2(h) are limited in all respects to statements or omissions made in reliance upon and in conformity with information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use in the General Disclosure Package or any individual Limited Use Free Writing Prospectus, it being understood and agreed that the only information furnished by the Selling Stockholder consists of the name of the Selling Stockholder, the number of offered shares and the address and other information with respect to the Selling Stockholder (excluding percentages) which appear in the General Disclosure Package in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” (the “Selling Stockholder Information”).

(i) No consent, approval or waiver is required under any instrument or agreement to which the Selling Stockholder is a party or by which such Selling Stockholder is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by the Selling Stockholder under this Agreement or the consummation by the Selling Stockholder of any of the other transactions contemplated hereby, except for such consents, approvals or waivers that would not have a material adverse effect on the ability of the Selling Stockholder to perform its obligations under this Agreement and consummate the transactions contemplated hereby.

(j) The Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement.

(k) There are no affiliations or associations between any member of FINRA and the Selling Stockholder.

(l) The Selling Stockholder is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of the Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(m) The Selling Stockholder has not prepared or had prepared on its behalf or used or referred to any “free writing prospectus” as defined in Rule 405 under the Act and has not distributed any written materials in connection with the offer or sale of the Shares.

(n) Neither the Selling Stockholder, nor any of its subsidiaries, any director, officer or employee thereof, or, to the Selling Stockholder’s knowledge, any agent, affiliate or representative of the Selling Stockholder or any of its subsidiaries, is a Person that is, or is owned or controlled by a Person that is currently subject to any U.S. sanctions administered by or imposed by OFAC or other economic sanctions; and the Selling Stockholder will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered or imposed by OFAC or other economic sanctions. Neither the Selling Stockholder, nor, to the knowledge of the Selling Stockholder, any director, officer, employee, agent or other affiliate or other person associated with or acting on behalf of the Selling Stockholder, (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) has made any direct or indirect unlawful contribution or payment to any official of, or candidate for, or any employee of, any federal, state or foreign office from corporate funds; (iii) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment; or (iv) is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the OECD Convention, the FCPA or any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency.

(o) The operations of the Selling Stockholder and its subsidiaries are and have been conducted at all times in compliance with Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Stockholder or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Selling Stockholder’s knowledge, threatened.

3. Purchase, Sale and Delivery of the Firm Shares.

(a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Sellers agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $214.8750 net price per share, the number of Firm Shares set forth opposite the name of each Underwriter on Schedule I hereto, subject to adjustments in accordance with Section 10 hereof. The number of Firm Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Seller as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder. The obligations of the Company and the Selling Stockholder shall be several and not joint.

(b) Pursuant to the Custody Agreement by and between the Selling Stockholder and Computershare (the “Custodian”) the Selling Stockholder’s Firm Shares have been placed under custody of the Custodian. The Selling Stockholder specifically agrees that such Firm Shares are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminable by any act or deed of the Selling Stockholder (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the dissolution of the Selling Stockholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement. If any such event should occur prior to the delivery to the Underwriters of the Firm Shares hereunder, the Firm Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Firm Shares held by it against delivery of such Firm Shares.

(c) Payment for the Firm Shares to be sold hereunder is to be made in federal (same day) funds to an account designated by the Company for the shares to be sold by it and an account designated by the Custodian for the shares to be sold by the Selling Stockholder in accordance with the Custody Agreement. Such payment and delivery are to be made through the facilities of The Depository Trust Company, New York, New York, at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date”. As used herein, “business day” means a day on which the Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.

(d) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in Section 3(a) hereof, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Shares but not payable on the Option Shares. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) at any time, from time to time thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which such Option Shares are to be delivered. The time and date at which the Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in federal (same day) funds drawn to the order of the Company for the Option Shares to be sold by it through the facilities of The Depository Trust Company, New York, New York.

4. Offering by the Underwriters.

It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

5. Covenants of the Company.

The Company covenants and agrees with the several Underwriters that:

(a) The Company will (A) effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus and (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) under the Rule and Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Rules and Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b) The Company will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representatives approve its use in writing prior to first use (such approval not to be unreasonably withheld) (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included on Schedule III hereto, treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(c) The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Act and (b) completion of the 60 -day restricted period referred to in Section 5(j) hereof.

(d) The Company will advise the Representatives promptly when any post-effective amendment to the Registration Statement shall have become effective, of receipt of any comments from the Commission, when any amendment or supplement to the Prospectus, any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed, of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act, of the occurrence of any event or development within the Prospectus Delivery Period (as defined below) as a result of which the Prospectus, the General Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the General Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading, and of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any stop order referred to in this paragraph and to obtain as soon as practicable the lifting thereof, if issued.

(e) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided that the Company shall not be required to (x) qualify as a foreign corporation, (y) file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, or (z) subject itself to taxation in any such jurisdiction if it is not otherwise so subject. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

(f) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. If requested, the Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested) including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

(g) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event or development shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(h) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event or development shall occur or condition shall exist as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.

(i) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the date hereof, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the date hereof, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available, which requirements may be satisfied by filing on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(j) No offering, pledge, sale, contract to sell, short sale or other disposition of any shares of Common Stock or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) whether directly or indirectly, and no filing or confidential submission of a registration statement with the Commission relating to the offering of shares of Common Stock or other securities convertible into or exchangeable or exercisable for shares of Common Stock will be made, in each case for a period of 60 days after the date of the Prospectus by the Company or, in each case except for (i) the issue and sale of the Shares hereunder, (ii) grants of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units or other stock-based awards pursuant to the SiTime Corporation 2019 Stock Incentive Plan (the “SiTime Stock Plan”), (iii) issuances of Common Stock pursuant to the exercise, conversion or vesting of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units or other stock-based awards granted pursuant to the SiTime Stock Plan, (iv) issuances of Common Stock pursuant to an employee stock purchase plan and the filing of one or more registration statements on Form S-8 in connection therewith or (v) or with the prior written consent of Barclays Capital Inc. and Credit Suisse Securities (USA) LLC.

(k) The Company will use its best efforts to list the Shares on the Exchange.

(l) The Company has caused each executive officer and director of the Company to execute and deliver to you, on or prior to the date of this agreement, a letter or letters, substantially in the form attached hereto as Exhibit A (the “Lockup Agreement”).

(m) The Company shall apply the net proceeds of its sale of the Shares as set forth in the Registration Statement, the General Disclosure Package and the Prospectus and shall file with the Commission such information as may be required by Rule 463 under the Act.

(n) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

(o) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(p) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

6. Covenants of the Selling Stockholder.

The Selling Stockholder covenants and agrees with the several Underwriters that:

(a) The Selling Stockholder will execute and deliver to the Representatives, on or prior to the date of this agreement, a letter substantially in the form attached hereto as Exhibit B (the “Selling Stockholder Lockup Agreement”).

(b) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8, W-9 or W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(c) The Selling Stockholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(d) The Selling Stockholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Act), and agrees that it will not distribute any written materials in connection with the offer or sale of the Shares.

(e) During the Prospectus Delivery Period, the Selling Stockholder will advise the Representatives promptly, and will confirm such advice in writing to the Representatives, of any material change in the information relating to the Selling Stockholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.

7. Costs and Expenses.

Except as otherwise provided in this Agreement, the Company and MegaChips will pay, on the pro rata basis set forth below, all costs, expenses and fees incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following: (i) accounting fees of the Company; (ii) the fees and disbursements of counsel for the Company; (iii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon; (iv) any roadshow expenses; provided, however, that, in connection with meetings with prospective purchasers and any roadshow undertaken in connection with the marketing of the Shares, (A) the Company and the Underwriters will each bear 50% of the costs associated with any chartered aircraft used, and (B) the Company and the Underwriters will each pay their own lodging and other costs associated with the roadshow; (v) the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the listing application, any Blue Sky survey, in each case, any supplements or amendments thereto; (vi) the filing fees of the Commission; (vii) the filing fees and expenses (including reasonable and documented legal fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Shares; (viii) all expenses and application fees related to the listing of the Shares on of the Exchange; (ix) the cost of printing certificates, if any, representing the Shares; (x) the costs and charges of any transfer agent, registrar or depositary; and (xi) the expenses, including the reasonable and documented fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under foreign or state securities or Blue Sky laws and the preparation, printing and distribution of a Blue Sky memorandum (including the related fees and expenses of counsel for the Underwriters); provided, however, that the aggregate amount of legal fees and disbursements of counsel for the Underwriters incurred pursuant to subclauses (vii) and (xi) shall not exceed $15,000. Neither the Company nor the Selling Stockholder

shall, however, be required to pay for any of the Underwriters’ expenses (other than those related to qualification under FINRA regulation and state securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 8 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 12 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholder to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company and the Selling Stockholder shall reimburse the several Underwriters, on the pro rata basis set forth below, for reasonable out-of-pocket expenses, including reasonable and documented fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Selling Stockholder shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares. Except as otherwise provided in this Agreement, the Company will pay the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation in Section 1(b) hereof) (the “Company Fees”). Notwithstanding anything to the contrary in this Agreement, the Selling Stockholder shall be solely responsible for payment of all costs, expenses, fees, and disbursements of counsel to the Selling Stockholder and all underwriting discounts and commissions in connection with the sale of shares by the Selling Stockholder pursuant to this Agreement (the “Selling Stockholder Sale Expenses”), and the Company shall be solely responsible for payment of all underwriting discounts and commissions in connection with the sale of shares by the Company pursuant to this Agreement (the “Company Sale Expenses”).

Except as set forth above with respect to the Selling Stockholder Sale Expenses, the Company Sale Expenses and the Company Fees, each of the Company and the Selling Stockholder shall be responsible for its respective pro rata portion of the costs, expenses, and fees set forth above, including those incurred by the Company, in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Expenses”), based on the number of shares sold by the Selling Stockholder and the Company, respectively, on the Closing Date (which, for the avoidance of doubt, includes any Option Shares sold on the Closing Date). Notwithstanding anything to the contrary in this Agreement: (i) the Selling Stockholder, and the Company agree to inform the Underwriters prior to the Closing Date the amount of the Selling Stockholder’s pro rata portion of the Transaction Expenses, which amount shall have been mutually agreed upon by the Selling Stockholder and the Company (the “Selling Stockholder Pro Rata Expenses”), and (ii) the Selling Stockholder Pro Rata Expenses shall be deducted from the proceeds otherwise payable to the Selling Stockholder pursuant to the transactions contemplated by this Agreement and shall be transmitted by the Underwriters, along with the proceeds payable to the Company pursuant to the transactions contemplated by this Agreement, on the Closing Date via federal (same day) funds to an account designated by the Company. Notwithstanding anything to the contrary in this Agreement, if the Company sells any Option Shares after the Closing Date, (x) the Company shall be solely responsible for any additional costs, expenses, and fees incurred by the Company in connection with the sale of such Option Shares, and (y) the Selling Stockholder Pro Rata Expenses shall not be increased.

8. Conditions of Obligations of the Underwriters.

The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Stockholder contained herein, and to the performance by the Company and the Selling Stockholder of their respective covenants and obligations hereunder and to the following additional conditions:

(a) The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424(b) or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company or the Selling Stockholder, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares. The Company shall have paid the required Commission filing fees relating to the Shares within the time period required by Rule 456(b)(1)(i) under the Rules and Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, an opinion and 10b-5 statement of Cooley LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) and in form and substance reasonably satisfactory to the Representatives.

(c) The Representatives shall have received on the Closing Date, (i) an opinion of Wilson Sonsini Goodrich & Rosati, P.C., counsel for MegaChips, dated the Closing Date, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) and in form and substance reasonably satisfactory to the Representatives, and (ii) an opinion of Squire Patton Boggs, LLP, counsel for the Selling Stockholder, dated the Closing Date, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) and in form and substance reasonably satisfactory to the Representatives.

(d) The Representatives shall have received from Davis Polk & Wardwell LLP, counsel for the Underwriters, an opinion and 10b-5 statement, dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(e) You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of BDO USA, LLP confirming that they are an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement, the Statutory Prospectus and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the Statutory Prospectus and the Prospectus.

(f) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

i. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

ii. The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

iii. All filings required to have been made pursuant to Rules 424(b) under the Act have been made as and when required by such rules;

iv. He or she has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his or her opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

v. He or she has carefully examined the Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;

vi. He or she has carefully examined the Prospectus and, in his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

vii. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

(g) The Representatives shall have received on the Closing Date a certificate of the Selling Stockholder to the effect that, as of the Closing Date:

i. The representations and warranties of the Selling Stockholder contained in Section 2 hereof are true and correct as of the Closing Date; and

ii. The Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date.

(h) On or prior to the date hereof, the Selling Stockholder shall have furnished for review by the Representatives executed copies of the Power of Attorney and Custody Agreement.

(i) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

(j) The Firm Shares and Option Shares, if any, have been duly listed, subject to notice of issuance, on the Exchange.

(k) The Lockup Agreements and Selling Stockholder Lockup Agreement described in Sections 5(l) and 6(a) hereof are in full force and effect.

(l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Option Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Stockholder; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Option Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Stockholder.

(m) If the Selling Stockholder is not a U.S. person for U.S. federal income tax purposes, the Company will deliver to each Underwriter (or its agent), on or before the Closing Date or the Option Closing Date, as the case may be, (i) a certificate with respect to the Company’s status as a “United States real property holding corporation,” dated not more than thirty (30) days prior to the Closing Date or the Option Closing Date, as the case may be, as described in Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), and (ii) proof of delivery to the IRS of the required notice, as described in Treasury Regulations 1.897-2(h)(2).

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Davis Polk & Wardwell LLP, counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Stockholder of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

In such event, the Company, the Selling Stockholder and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 6 and 8 hereof).

9. Indemnification.

(a) The Company agrees:

(i) to indemnify and hold harmless each Underwriter, the directors and officers of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto (including any information deemed to be part thereof pursuant to Rule 430B), the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 hereof; and

(ii) to reimburse each Underwriter, each Underwriters’ directors and officers, and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b) The Selling Stockholder agrees to indemnify the Underwriters, each Underwriters’ directors and officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise to the same extent as indemnity is provided by the Company pursuant to Section 9(a) hereof; provided, however, that such Selling Stockholder shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with the Selling Stockholder Information; and provided, further, that the aggregate liability of the Selling Stockholder pursuant to this subsection (b) shall be limited to an amount equal to the aggregate public offering price, less underwriting discounts and commissions (but before payment of expenses), of the Firm Shares sold by the Selling Stockholder under this Agreement (the “Selling Stockholder Proceeds”). This indemnity obligation will be in addition to any liability which the Company may otherwise have.

(c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Stockholder and each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Stockholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, with respect to the Registration Statement or any amendment or supplement thereto (including any information deemed to be part thereof pursuant to Rule 430B), the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Stockholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 hereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 9, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 9(a) or (b) hereof shall be available to any party who shall fail to give notice as provided in this Section 9(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 9(a) or (b) hereof. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to either Section 9(a) or Section 9(b) hereof and by the Company and the Selling Stockholder in the case of parties indemnified pursuant to Section 9(c) hereof. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) To the extent the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a), (b) or (c) hereof in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(f), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and no Selling Stockholder shall be required to contribute any amount in excess of the Selling Stockholder Proceeds. The Underwriters’ obligations in this Section 9(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

(g) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 9 hereby consents to the exclusive jurisdiction of the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan and the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), agrees that process issuing from such courts may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, its directors or officers or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, acceptance of any Shares and payment therefor hereunder, and any termination of this Agreement. A successor to any Underwriter, its directors or officers or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

(i) Notwithstanding anything to the contrary in this Agreement, the aggregate liability of the Selling Stockholder under the indemnity and contribution agreements contained in this Section 9 or otherwise pursuant to this Agreement shall not exceed the Selling Stockholder Proceeds.

10. Default by Underwriters.

If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or the Selling Stockholder, you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Stockholder such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Shares to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or if the aggregate number of shares of Shares with respect to which such default shall occur exceeds 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company and the Selling Stockholder or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or the Selling Stockholder except to the extent provided in Sections 6 and 9 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11. Notices.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Barclays Capital Inc., 745 Seventh Avenue, New York, NY 10019, Attention: Syndicate Registration (Fax: (646) 834-8133), Credit Suisse Securities (USA) LLC, Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3629, Attention: IB-Legal (Fax: (212) 325-4296) or Stifel, Nicolaus & Company, Incorporated, 787 Seventh Avenue, 11th Floor, New York, NY 10019; if to the Company, to c/o SiTime Corporation at 5451 Patrick Henry Drive, Santa Clara, California, 95054, Attention: Rajesh Vashist; and if to the Selling Stockholder, to MegaChips Corporation at 1-1-1 Miyahara, Yodogawa-ku, Osaka 532-0003 Japan, Attention: CEO.

12. Termination.

This Agreement may be terminated by you by notice to the Sellers (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business; any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, materially impair the investment quality of the Shares; suspension of trading in securities generally on the Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such exchange; the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company; the declaration of a banking moratorium by the United States or New York State authorities; any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act) or any public announcement by such organization that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading); the suspension of trading of the Company’s common stock by The New York Stock Exchange or the Exchange, the Commission or any other governmental authority; or the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the securities markets in the United States; or (b) as provided in Sections 8 and 10 of this Agreement.

13. Successors.

This Agreement has been and is made solely for the benefit of the Underwriters and the Company and the Selling Stockholder and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

14. Information Provided by Underwriters.

The Company, the Selling Stockholder and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus consists of the information set forth in the fifth, and eleventh through thirteenth paragraphs under the caption “Underwriting” in the Prospectus.

15. Recognition of the U.S. Special Resolution Regimes

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) For the purpose of this Section 15:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

16. Miscellaneous.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of any termination of this Agreement, any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or any Selling Stockholder or controlling person thereof, as the case may be, and delivery of and payment for the Shares under this Agreement.

The Company and the Selling Stockholder acknowledge and agree that each Underwriter in providing investment banking services to the Company and the Selling Stockholder in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company and the Selling Stockholder do not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust. Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Selling Stockholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholder shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Stockholder with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholder. The Company and the Selling Stockholder agree that none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Underwriters with respect to any entity or natural person. Each of the Company and the Selling Stockholder has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in the Specified Courts, and each party irrevocably submits to the exclusive jurisdiction (except as set forth below with respect to proceedings instituted in regard to the enforcement of a judgment against MegaChips of any such court (a “MegaChips Related Judgment”), as to which such jurisdiction is non-exclusive) of such Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company and the Selling Stockholder irrevocably appoint Rajesh Vashist as their agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts. With respect to any MegaChips Related Judgment, MegaChips waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or MegaChips Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “Judgment Currency”) other than United States dollars, MegaChips will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the Judgment Currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of MegaChips and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

The Underwriters, on the one hand, and the Company (on its own behalf and, to the extent permitted by law, on behalf of its stockholders) and the Selling Stockholder, on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholder and the several Underwriters in accordance with its terms.

Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

Very truly yours,

SITIME CORPORATION

By:	/s/ Rajesh Vashist
Name: Rajesh Vashist
Title: Chief Executive Officer

MegaChips Corporation

By:	/s/ Rajesh Vashist
Attorney-in-Fact

I - 1

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Barclays Capital Inc.
Credit Suisse Securities (USA) LLC
Stifel, Nicolaus & Company, Incorporated
As Representatives of the several
Underwriters listed on Schedule I hereto

By:	BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Name: Victoria Hale
Title: Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ John Kolz
Name: John Kolz
Title: Managing Director

By:	STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:	/s/ Seth Rubin
Name: Seth Rubin
Title: Head of Equity Capital Markets

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Firm Shares to be Purchased
Barclays Capital Inc.	593,400
Credit Suisse Securities (USA) LLC	593,400
Stifel, Nicolaus & Company, Incorporated	333,200
Needham & Company, LLC	177,800
Raymond James & Associates, Inc.	142,200
Roth Capital Partners, LLC	88,800
William Blair & Company, L.L.C.	71,200

Total	2,000,000

I - 1

SCHEDULE II

Price and other terms of the offering conveyed orally:

Price to Public: $225.00

Number of Shares: 1,000,000 Firm Shares (with option to purchase 300,000 Option Shares) to be sold by the Company and 1,000,000 Firm Shares to be sold by the Selling Stockholder

Underwriting discounts and commission: $10.1250 per share

II - 1

SCHEDULE III

Issuer Free Writing Prospectus to be included in the General Disclosure Package: None

III - 1

EXHIBIT A

LOCK-UP AGREEMENT

                             , 2021

Barclays Capital Inc.

Credit Suisse Securities (USA) LLC

Stifel, Nicolaus & Company, Incorporated

As Representatives of the

Several Underwriters

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

c/o Stifel, Nicolaus & Company, Incorporated

787 Seventh Avenue, 11th Floor

New York, NY 10019

Ladies and Gentlemen:

The undersigned understands that Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Stifel, Nicolaus & Company, Incorporated, as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with SiTime Corporation (the “Company”) and the Selling Stockholder (as defined in the Underwriting Agreement), providing for the public offering by the Underwriters, including the Representatives, of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (the “Public Offering”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned on the date hereof or hereafter in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”), shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable

Ex. A -1

for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 60 days after the date of the final prospectus relating to the Public Offering.

Notwithstanding the foregoing, the undersigned may transfer any or all of the shares of Common Stock or other Company securities (including securities convertible into or exercisable or exchangeable for Common Stock) if the transfer does not trigger any filing or reporting requirement or obligation or result in any other voluntary or mandatory public disclosure, including but not limited to Form 4 of Section 16 of the Exchange Act, and is (i) by gift, will or intestacy, (ii) a disposition to any trust the beneficiaries of which are the undersigned and/or immediate family members of the undersigned, or in the case of a trust, to any beneficiaries of the trust, (iii) to an immediate family member of the undersigned or a trust formed for the benefit of an immediate family member, (iv) pursuant to a domestic order or negotiated divorce settlement, (v) a distribution to partners, members or shareholders of the undersigned, or to any corporation, partnership or other entity that controls, is controlled by or is under common control with the undersigned, or (vi) (x) a transfer to the Company upon a vesting event of the Company’s securities or upon the exercise of options or warrants to purchase the Company’s securities on a “cashless” or “net exercise” basis (in each case solely to the extent permitted by the instruments representing such options, warrants or other securities) or (y) sales of shares of Common Stock upon the vesting of restricted stock units, so long as, in the case of subclause (x), such transfer, cashless exercise or “net exercise” is effected solely by the surrender to the Company of shares subject to outstanding options, warrants or other securities and the Company’s cancellation of all or a portion thereof solely in an amount sufficient to pay the exercise price (or the payment of taxes due as a result of such vesting event or exercise) or, in the case of subclause (y), such sale is effected pursuant to the Company’s sell to cover policy solely in an amount sufficient to cover withholding taxes due in connection with such restricted stock units; provided that the shares of Common Stock received upon such vesting event or exercise after the surrender or sale pursuant to this clause (vi) shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement; provided, further, it shall be a condition to any transfer permitted under clauses (i), (ii), (iii), (iv), and (v) that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement; provided, however solely in the case of clause (vi), if a filing on Form 4 is required in connection with a sale or surrender of shares of Common Stock to the Company to cover the exercise price or tax obligations of the undersigned in connection with such exercise or vesting event, then such filing (and transfer) is permitted provided that: (x) at least one business day’s notice shall be provided to the Representatives prior to such proposed filing; and (y) the filing shall report such transfer using transaction code “D” or “F,” as applicable (other than the permitted sales into the market to cover withholding taxes pursuant to (vi) above).

Ex. A -2

In addition, the restrictions set forth in this Lock-Up Agreement shall not prohibit or restrict the undersigned from (i) establishing a trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act after the date hereof; provided that (1) no sales of shares of Common Stock shall occur under such plan prior to the expiration of the Lock-Up Period referred to above, (2) any public announcement made regarding such plan during the Lock-Up Period shall state that no sales of Common Stock shall occur under such plan prior to the expiration of the Lock-Up Period and (3) no filings with the Commission shall be voluntarily made or required prior to the expiration of the Lock-Up Period, (ii) exercising an option to purchase shares of Common Stock granted under any share-based compensation plan of the Company; provided that the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement, (iii) selling shares under a trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act that is in effect as of the date hereof, (iv) making a de minimis open-market sale of no more than an aggregate of 5,000 shares of Common Stock during the Lock-Up Period, (v) transferring shares of Common Stock during the Lock-Up Period for estate planning purposes, in which case the transferee shall execute this Lock-Up Agreement and provided that if the undersigned is required to file a report with the SEC on Form 4 in accordance with Section 16 of the Exchange Act, the undersigned shall include a statement in such report to the effect that such transfer is being made in connection with the circumstances described in this clause (v) or (vi) selling shares pursuant to the Underwriting Agreement.

The undersigned agrees that the Company may, (i) with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

Ex. A -3

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Notwithstanding anything herein to the contrary, if (i) the closing of the Public Offering has not occurred prior to December 31, 2021, or (ii) the Company notifies the Representatives or the Representatives notify the Company, in either case in writing prior to the execution of the Underwriting Agreement, that the notifying party does not intend to proceed with the Public Offering, this Lock-Up Agreement shall automatically terminate and be of no further force or effect.

[Signature Page Follows]

Ex. A -4

Signature:

Print Name:

Number of shares owned subject to warrants, options or convertible securities:	Certificate numbers:

[Signature Page to Lock-Up Agreement]

Ex. A -5

EXHIBIT B

SELLING STOCKHOLDER LOCK-UP AGREEMENT

_____________, 2021

Barclays Capital Inc.

Credit Suisse Securities (USA) LLC

Stifel, Nicolaus & Company, Incorporated

As Representatives of the

Several Underwriters

c/o	Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

c/o	Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

c/o	Stifel, Nicolaus & Company, Incorporated

787 Seventh Avenue, 11th Floor

New York, NY 10019

Ladies and Gentlemen:

The undersigned understands that Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Stifel, Nicolaus & Company, Incorporated, as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with SiTime Corporation (the “Company”) and the Selling Stockholder (as defined in the Underwriting Agreement), providing for the public offering by the Underwriters, including the Representatives, of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (the “Public Offering”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned on the date hereof or hereafter in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”), shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable

Ex. B-1

for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 60 days after the date of the final prospectus relating to the Public Offering.

Notwithstanding the foregoing, the undersigned may transfer any or all of the shares of Common Stock or other Company securities (including securities convertible into or exercisable or exchangeable for Common Stock) if the transfer does not trigger any filing or reporting requirement or obligation or result in any other voluntary or mandatory public disclosure, including but not limited to Form 4 of Section 16 of the Exchange Act, and is (i) by gift, will or intestacy, (ii) a disposition to any trust the beneficiaries of which are the undersigned and/or immediate family members of the undersigned, or in the case of a trust, to any beneficiaries of the trust, (iii) to an immediate family member of the undersigned or a trust formed for the benefit of an immediate family member, (iv) pursuant to a domestic order or negotiated divorce settlement, (v) a distribution to partners, members or shareholders of the undersigned, or to any corporation, partnership or other entity that controls, is controlled by or is under common control with the undersigned, or (vi) a transfer to the Company upon a vesting event of the Company’s securities or upon the exercise of options or warrants to purchase the Company’s securities on a “cashless” or “net exercise” basis (in each case solely to the extent permitted by the instruments representing such options, warrants or other securities), so long as such transfer, cashless exercise or “net exercise” is effected solely by the surrender to the Company of shares subject to outstanding options, warrants or other securities and the Company’s cancellation of all or a portion thereof solely in an amount sufficient to pay the exercise price (or the payment of taxes due as a result of such vesting event or exercise); provided that the shares of Common Stock received upon such vesting event or exercise shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement; provided, however, it shall be a condition to any transfer permitted under clauses (i), (ii), (iii), (iv), and (v) that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement; provided, however solely in the case of clause (vi), if a filing on Form 4 is required in connection with a surrender of shares of Common Stock to the Company to cover the exercise price or tax obligations of the undersigned in connection with such exercise or vesting event, then such filing (and transfer) is permitted provided that: (x) at least one business day’s notice shall be provided to the Representatives prior to such proposed filing; and (y) the filing shall report such transfer using transaction code “D” or “F,” as applicable.

Ex. B-2

In addition, the restrictions set forth in this Lock-Up Agreement shall not prohibit or restrict the undersigned from (i) establishing a trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act; provided that (1) no sales of shares of Common Stock shall occur under such plan prior to the expiration of the Lock-Up Period referred to above, (2) any public announcement made regarding such plan during the Lock-Up Period shall state that no sales of shares of Common Stock shall occur under such plan prior to the expiration of the Lock-Up Period and (3) no filings with the Commission shall be voluntarily made or required prior to the expiration of the Lock-Up Period, (ii) exercising an option to purchase shares of Common Stock granted under any share-based compensation plan of the Company; provided that the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement or (iii) selling shares pursuant to the Underwriting Agreement.

The undersigned agrees that the Company may, (i) with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Notwithstanding anything herein to the contrary, if (i) the closing of the Public Offering has not occurred prior to December 31, 2021, or (ii) the Company notifies the Representatives or the Representatives notify the Company, in either case in writing prior to the execution of the Underwriting Agreement, that the notifying party does not intend to proceed with the Public Offering, this Lock-Up Agreement shall automatically terminate and be of no further force or effect.

Ex. B-3

Signature:

Print Name:

Number of shares owned subject to warrants, options or convertible securities:	Certificate numbers:

[Signature Page to Lock-Up Agreement]

Ex. B-4